UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04428

Dreyfus U.S. Treasury Intermediate Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/17

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus U.S. Treasury Intermediate Term Fund

SEMIANNUAL REPORT June 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Treasury Intermediate Term Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by Robert Bayston and Nate Pearson, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus U.S. Treasury Intermediate Term Fund achieved a total return of 0.87%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch 1-10 Year U.S. Treasury Index (the “Index”), achieved a total return of 1.14% for the same period.2

Intermediate-term U.S. Treasury securities produced positive total returns over the first half of 2017 when longer-term interest rates moderated in response to difficulties encountered by the federal government in enacting a new presidential administration’s stimulative policy proposals. The fund lagged its benchmark, mainly due to a modestly short average duration as long-term interest rates fell.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains a dollar-weighted average portfolio maturity between 3 and 10 years and an effective duration between 2.5 and 6 years. A bond’s maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Interest Rates Declined Amid Legislative Inaction

The first half of 2017 was characterized by a shift in the monetary policies of central banks in major markets, including the Federal Reserve Board (the “Fed”). Robust labor markets, healthy consumer and business confidence, and evidence of sustained economic growth prompted a gradual move away from the aggressively accommodative monetary policies of the past few years. The Fed twice raised short-term interest rates during the reporting period, sending its target for the overnight federal funds rate to between 1.00% and 1.25%.

In contrast, long-term U.S. interest rates moderated in the wake of a spike during the final weeks of 2016 as investors came to realize that the new presidential administration’s stimulative fiscal, regulatory, and tax policy proposals would take time and political capital to enact. Moreover, inflationary pressures remained muted as wage growth proved subdued and energy prices declined. The impact of falling long-term rates had a substantially greater impact on long-term U.S. Treasury securities than on their intermediate-term counterparts. Nonetheless, falling long-term rates had a mildly positive impact on intermediate-term Treasuries as yield differences narrowed along the market’s maturity spectrum.

Duration Management Strategy Dampened Relative Results

Although the fund participated substantially in the Index’s positive total return over the first half of the year, the fund’s relative performance was undermined to a degree when a slightly short average duration compared to the Index prevented the fund from fully capturing the benefits of falling long-term interest rates. In addition, the fund’s holdings of Treasury Inflation Protected Securities (“TIPS”) lagged nominal Treasuries in the low-inflation environment.

DISCUSSION OF FUND PERFORMANCE (continued)

The fund achieved better relative results through its yield curve strategy, which focused on securities at the longer end of its maturity range and maintained underweighted exposure to short-term securities.

At times during the reporting period, we employed futures contracts to establish the fund’s duration posture.

Maintaining a Generally Cautious Investment Posture

In our view, the moderation of long-term interest rates is unlikely to persist. The U.S. and global economies have continued to expand, and many analysts expect U.S. economic growth to gain momentum over the second half of the year. Inflationary pressures are expected to increase, and energy prices may rebound over the months ahead. The Fed’s unwinding of its quantitative easing program also may put pressure on fixed-income markets.

Therefore, as of the end of the reporting period, we have maintained the fund’s average duration in a modestly short position compared to the Index. We also have maintained the fund’s holdings of TIPS, and we may add tactically to those positions if their valuations become more attractive. We likewise may take advantage of bouts of price weakness to increase holdings of U.S. government agency securities at attractive prices. In our judgment, these are prudent strategies during a time of transition for U.S. monetary and fiscal policies.

On a separate note, the Board of Trustees of Dreyfus U.S. Treasury Intermediate Term Fund has approved the liquidation of the fund, effective on or about September 26, 2017 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of fund management, the assets of the fund will be liquidated and the fund will cease to pursue its investment objective and policies. Accordingly, effective on or about August 21, 2017, the fund will be closed to any investments for new accounts, except for certain exceptions. Please see the prospectus for more information.

July 17, 2017

The fund is subject mainly to interest-rate risks. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The performance figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, the fund’s performance would have been lower.

2 Source: Lipper Inc. — The BofA Merrill Lynch 1-10 Year U.S. Treasury Index tracks the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market, including all securities with a remaining term to final maturity of less than 10 years. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Treasury Intermediate Term Fund from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017

Expenses paid per $1,000†	$3.24
Ending value (after expenses)	$1,008.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017

Expenses paid per $1,000†	$3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2017 (Unaudited)

Bonds and Notes - 96.4%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies - 2.0%
Residual Funding Corp. Principal Strip, Bonds	0.00	10/15/19	1,180,000	[a]	1,137,486
U.S. Government Agencies/Mortgage-Backed - .1%
Government National Mortgage Association I:
6.00%, 1/15/33			16,990		19,457
6.50%, 5/15/26			7,455		8,156
				27,613
U.S. Government Securities - 94.3%
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	1,677,254	[b]	1,688,619
U.S. Treasury Notes	1.13	6/15/18	1,650,000		1,647,583
U.S. Treasury Notes	0.75	7/31/18	3,545,000		3,525,130
U.S. Treasury Notes	1.25	11/15/18	1,250,000		1,248,560
U.S. Treasury Notes	1.25	12/31/18	1,035,000		1,033,484
U.S. Treasury Notes	1.13	1/31/19	2,100,000	[c]	2,092,740
U.S. Treasury Notes	1.13	2/28/19	1,550,000		1,544,369
U.S. Treasury Notes	0.88	6/15/19	915,000	[c]	906,225
U.S. Treasury Notes	0.75	7/15/19	5,030,000	[c]	4,965,651
U.S. Treasury Notes	0.88	9/15/19	220,000		217,422
U.S. Treasury Notes	1.00	11/15/19	1,400,000		1,385,426
U.S. Treasury Notes	1.00	11/30/19	2,700,000	[c]	2,671,682
U.S. Treasury Notes	1.38	2/15/20	440,000	[c]	438,642
U.S. Treasury Notes	1.25	3/31/21	5,050,000		4,966,655
U.S. Treasury Notes	3.13	5/15/21	2,795,000		2,941,028
U.S. Treasury Notes	1.13	7/31/21	4,090,000		3,986,633
U.S. Treasury Notes	1.13	9/30/21	2,235,000	[c]	2,173,801
U.S. Treasury Notes	1.75	11/30/21	600,000	[c]	598,477
U.S. Treasury Notes	2.00	12/31/21	90,000		90,659
U.S. Treasury Notes	1.88	1/31/22	300,000		300,393
U.S. Treasury Notes	1.88	2/28/22	2,060,000		2,062,534
U.S. Treasury Notes	1.88	5/31/22	840,000	[c]	840,000
U.S. Treasury Notes	1.50	3/31/23	5,270,000		5,125,692
U.S. Treasury Notes	1.63	5/31/23	2,575,000		2,518,270
U.S. Treasury Notes	1.38	9/30/23	315,000		302,314
U.S. Treasury Notes	1.63	2/15/26	445,000	[c]	422,950
U.S. Treasury Notes	1.63	5/15/26	950,000		900,756
U.S. Treasury Notes	1.50	8/15/26	750,000		701,689
U.S. Treasury Notes	2.00	11/15/26	70,000		68,275
U.S. Treasury Notes	2.25	2/15/27	1,145,000		1,140,080
				52,505,739
Total Bonds and Notes (cost $54,104,151)			53,670,838
Short-Term Investments - 1.5%	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Treasury Bills	0.79	7/27/17	14,000		13,992
U.S. Treasury Bills	0.90	9/28/17	35,000	[d]	34,915
U.S. Treasury Bills	0.94	3/1/18	800,000		794,296
Total Short-Term Investments (cost $843,830)			843,203

Other Investment - 1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,009,797)	1,009,797	[e] 1,009,797
Total Investments (cost $55,957,778)	99.7%	55,523,838
Cash and Receivables (Net)	0.3%	189,416
Net Assets	100.0%	55,713,254

STRIP—Separate Trading of Registered Interest and Principal of Securities

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

c Security, or portion thereof, on loan. At June 30, 2017, the value of the fund’s securities on loan was $13,428,188 and the value of the collateral held by the fund was $13,807,348, consisting of U.S. Government & Agency securities.

d Held by or on behalf of a counterparty for open futures contracts.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Notes	94.3
Short-Term/Money Market Investment	3.3
U.S. Government Agencies/Mortgage-Backed	2.1
99.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF FUTURES

June 30, 2017 (Unaudited)

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Futures Long
U.S. Treasury 10 Year Notes	6	753,188	September 2017	(848)
Gross Unrealized Depreciation				(848)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,428,188)—Note 1(b):
Unaffiliated issuers	54,947,981	54,514,041
Affiliated issuers	1,009,797	1,009,797
Receivable for investment securities sold		789,573
Dividends, interest and securities lending income receivable		174,076
Prepaid expenses		24,811
		56,512,298
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		21,043
Cash overdraft due to Custodian		3,105
Payable for investment securities purchased		733,029
Payable for futures variation margin—Note 4		1,688
Accrued expenses		40,179
		799,044
Net Assets ($)		55,713,254
Composition of Net Assets ($):
Paid-in capital		56,957,829
Accumulated undistributed investment income—net		188,921
Accumulated net realized gain (loss) on investments		(998,708)
Accumulated net unrealized appreciation (depreciation) on investments [including ($848) net unrealized (depreciation) on futures]		(434,788)
Net Assets ($)		55,713,254
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		4,209,701
Net Asset Value Per Share ($)		13.23

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Interest	407,302
Dividends from affiliated issuers	2,099
Income from securities lending—Note 1(b)	6,273
Total Income	415,674
Expenses:
Management fee—Note 3(a)	87,820
Shareholder servicing costs—Note 3(b)	54,387
Professional fees	43,054
Registration fees	27,569
Prospectus and shareholders’ reports	4,766
Custodian fees—Note 3(b)	3,049
Trustees’ fees and expenses—Note 3(c)	2,946
Loan commitment fees—Note 2	630
Miscellaneous	10,230
Total Expenses	234,451
Less—reduction in expenses due to undertaking—Note 3(a)	(42,536)
Less—reduction in fees due to earnings credits—Note 3(b)	(900)
Net Expenses	191,015
Investment Income—Net	224,659
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(198,264)
Net realized gain (loss) on futures	12,659
Net Realized Gain (Loss)	(185,605)
Net unrealized appreciation (depreciation) on investments	475,944
Net unrealized appreciation (depreciation) on futures	(848)
Net Unrealized Appreciation (Depreciation)	475,096
Net Realized and Unrealized Gain (Loss) on Investments	289,491
Net Increase in Net Assets Resulting from Operations	514,150

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment income—net	224,659	649,622
Net realized gain (loss) on investments	(185,605)	887,323
Net unrealized appreciation (depreciation) on investments	475,096	(871,995)
Net Increase (Decrease) in Net Assets Resulting from Operations	514,150	664,950
Distributions to Shareholders from ($):
Investment income—net	(245,955)	(711,030)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	5,984,743	101,753,810
Distributions reinvested	205,608	618,157
Cost of shares redeemed	(9,533,429)	(108,341,066)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,343,078)	(5,969,099)
Total Increase (Decrease) in Net Assets	(3,074,883)	(6,015,179)
Net Assets ($):
Beginning of Period	58,788,137	64,803,316
End of Period	55,713,254	58,788,137
Undistributed investment income—net	188,921	210,217
Capital Share Transactions (Shares):
Shares sold	453,011	7,571,515
Shares issued for distributions reinvested	15,539	45,870
Shares redeemed	(720,816)	(8,064,414)
Net Increase (Decrease) in Shares Outstanding	(252,266)	(447,029)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2017		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.18	13.20	13.30	13.22	13.68	13.85
Investment Operations:
Investment income—net[a]	.05	.10	.10	.10	.08	.10
Net realized and unrealized gain (loss) on investments	.06	(.02)[b]	(.05)	.13	(.36)	.06
Total from Investment Operations	.11	.08	.05	.23	(.28)	.16
Distributions:
Dividends from investment income—net	(.06)	(.10)	(.15)	(.15)	(.18)	(.22)
Dividends from net realized gain on investments	—	—	—	—	—	(.11)
Total Distributions	(.06)	(.10)	(.15)	(.15)	(.18)	(.33)
Net asset value, end of period	13.23	13.18	13.20	13.30	13.22	13.68
Total Return (%)	.87[c]	.50	.40	1.75	(2.08)	1.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[d]	.62	.66	.56	.66	.83
Ratio of net expenses to average net assets	.65[d]	.62	.65	.55	.65	.65
Ratio of net investment income to average net assets	.77[d]	.70	.73	.69	.61	.71
Portfolio Turnover Rate	30.71[c]	161.47	231.02	250.40	97.02	115.88
Net Assets, end of period ($ x 1,000)	55,713	58,788	64,803	72,729	79,597	100,297

a Based on average shares outstanding.

b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Registered Investment Company	1,009,797	-	-	1,009,797
U.S. Government Agencies/ Mortgage-Backed	-	1,165,099	-	1,165,099
U.S. Treasury	-	53,348,942	-	53,348,942
Liabilities ($)
Other Financial Instruments:
Futures†	(848)	-	-	(848)

† Amount shown represents unrealized (depreciation) at period end.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2017, The Bank of New York Mellon earned $1,449 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2017 were as follows:

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	917,396	9,207,833	9,115,432	1,009,797	1.8

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	4,285,428	4,285,428	-	-
Total	917,396	13,493,261	13,400,860	1,009,797	1.8

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $704,705 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2016. The fund has $450,678 of short-term capital losses and $254,027 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: ordinary income $711,030. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had undertaken, from January 1, 2017 through June 30, 2017 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (excluding taxes, interest expense, brokerage fees, commitment fees on borrowings and extraordinary expenses) did not exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $42,536 during the period ended June 30, 2017.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30,

2017, the fund was charged $23,600 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $2,501 for transfer agency services and $868 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $868.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $3,049 pursuant to the custody agreement. These fees were partially offset by earnings credits of $32.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended June 30, 2017, the fund was charged $604 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $13,941, Shareholder Services Plan fees $4,284, custodian fees $1,701, Chief Compliance Officer fees $2,802 and transfer agency fees $1,903, which are offset against an expense reimbursement currently in effect in the amount of $3,588.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures, during the period ended June 30, 2017, amounted to $17,255,893 and $20,470,836, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended June 30, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2017 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2017:

Average Market Value ($)
Interest rate futures	1,140,243

At June 30, 2017, accumulated net unrealized depreciation on investments was $433,940, consisting of $81,970 gross unrealized appreciation and $515,910 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Liquidation:

On July 18, 2017, the Board approved a Plan of Liquidation (the “Plan”). The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). The Liquidation of the fund will occur on or about September 26, 2017. Accordingly, effective August 21, 2017, the fund will be closed to any investments for new accounts.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 9-10, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance ranked first or second of the two or three funds in the Performance Group (including the fund) for the various periods and was above the Performance Universe median for the one- and two-year periods and below the Performance Universe medians for the three-, four-, five- and ten-year periods. The Board also considered that the fund’s yield performance ranked first, second or third of the two or three funds in the Performance Universe (including the fund) for the various periods and was below the Performance Universe median for nine of the ten one-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee ranked second of the three funds in the Expense Group, the fund’s actual management fee was the highest of the three funds in the Expense Group and slightly above the Expense Universe median and the fund’s total expenses ranked second of the three funds in the Expense Group and were below the Expense Universe median.

Dreyfus representatives stated that Dreyfus currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that direct fund operating expenses (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.65% of the fund’s average daily net assets. They stated that this expense limitation is voluntary, not contractual, and may be terminated at any time.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed some concern about the fund’s relative performance (although noting some improvement in recent periods) and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

For More Information

Dreyfus U.S. Treasury Intermediate Term Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DRGIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0072SA0617

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Intermediate Term Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 23, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 23, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)